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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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

Date of Report (date of earliest event reported)                                April 1, 2002
                                                  -----------------------------------------------------------------


                                                 TIBCO Software Inc.
-------------------------------------------------------------------------------------------------------------------
                               (Exact name of registrant as specified in its charter)


             Delaware                                 000-26579                                 77-0449727
--------------------------------               ----------------------                   ---------------------------
(State or other jurisdiction                         (Commission                               (IRS Employer
         of incorporation)                          File Number)                            Identification No.)



                                                 3165 Porter Drive
                                           Palo Alto, California 94304
                                           ---------------------------
                                      (Address of principal executive offices)
                                                 (Zip Code)

Registrant's telephone number, including area code:                               (650) 846-1000
                                                          ---------------------------------------------------------


                                                  Not Applicable
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                             (Former name or former address, if changed since last report)
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Item 5. Other Events
        ------------

     On April 1, 2002, TIBCO Software Inc., a Delaware corporation ("TIBCO") and
                                                                     -----
Talarian Corporation, a Delaware corporation ("Talarian"), issued a joint press
                                               --------
release announcing the termination of the applicable waiting period under Hart-Scott-Rodino Antitrust Improvements Act of 1976 in connection with the proposed merger of a subsidiary of TIBCO with Talarian pursuant to that certain Agreement and Plan of Merger, dated as of January 4, 2002, by and among TIBCO, Panther Acquisition Corp. and Talarian. The joint press release is filed as an exhibit to this report.

Item 7. Financial Statements and Exhibits
        ---------------------------------

        (c)  Exhibits
             --------

             99.1   Press Release dated April 1, 2002.




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                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 3, 2002

                                          TIBCO SOFTWARE INC.



                                          By: /s/ Robert P. Stefanski
                                              ----------------------------------
                                              Robert P. Stefanski
                                              Executive Vice President, General
                                              Counsel and Secretary



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                                INDEX TO EXHIBIT


   Exhibit
    Number                          Description of Exhibit
  ----------     ------------------------------------------------------------

    99.1          Press Release dated April 1, 2002.